Exhibit 99.1

Regional Management Corp. Announces Stock Repurchase Program and Growth Outlook

Greenville, South Carolina – December 2, 2024 – Regional Management Corp. (NYSE: RM), a diversified consumer finance company, today announced a $30 million stock repurchase program and growth expectations for 2025.

“Having executed well throughout the economic cycle, we carry strong momentum and a healthy balance sheet into the new year, with significant funding for continued execution on our long-term growth strategy and the return of excess capital to shareholders,” said Robert W. Beck, President and Chief Executive Officer of Regional Management Corp. “To that end and based on our consistently strong performance, liquidity profile, capital position, and confidence in our future, we are pleased to announce the authorization by our Board of Directors of a $30 million stock repurchase program. The program will enable us to be opportunistic in repurchasing our common stock at a time when we believe it to be undervalued.”

“In addition, we will allocate capital in 2025 to accelerate our portfolio growth,” added Mr. Beck. “We expect our ending net receivables to grow by 10% to 12% in 2025, up from a roughly 6% growth rate in 2024. We are increasing our pace of growth due to our confidence in our credit performance, improving consumer health, and strengthening macroeconomic conditions, including lower inflation, real wage growth, low unemployment, and a large number of open jobs, particularly for our customer set. Our portfolio growth will ramp up over the course of next year, following seasonally low loan demand during the first quarter tax season.”

“We have expanded to eight new states since 2020, increasing our addressable market by more than 80% over that time period, and we expect to continue our new state entry in the future,” continued Mr. Beck. “Our 2025 portfolio growth will be driven in part by our continued focus on our auto-secured and higher-margin small loan portfolios. We also will continue to grow our presence in new branches opened over the past several quarters, open a total of 10 new branches in the fourth quarter of 2024 and first quarter of 2025, and add up to another 10 new branches in the second half of 2025. Through these branch expansion investments, we are moving aggressively to capture market share in our newer geographies, which will provide a meaningful contribution to portfolio and revenue growth in 2025 and beyond.”

Stock Repurchase Program

The company’s Board of Directors has authorized a stock repurchase program allowing for the repurchase of up to $30 million of its outstanding common stock. The authorization is effective immediately and will continue through December 31, 2026.

Share repurchases under the stock repurchase program may be made in the open market at prevailing market prices, through privately negotiated transactions, or through other structures in accordance with applicable federal securities laws, at times and in amounts as management deems appropriate. The timing and the amount of any common stock repurchases will be determined by the company’s management based on its evaluation of market conditions, the company’s liquidity needs, legal and contractual requirements and restrictions (including covenants in the company’s credit agreements), share price, and other factors. Repurchases of common stock may be made under a Rule 10b5-1 plan, which would permit common stock to be repurchased when the company might otherwise be precluded from doing so under insider trading laws. The repurchase program does not obligate the company to purchase any particular number of shares and may be suspended, modified, or discontinued at any time without prior notice.

About Regional Management Corp.

Regional Management Corp. (NYSE: RM) is a diversified consumer finance company that provides attractive, easy-to-understand installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders. Regional Management operates under the name “Regional Finance” online and in branch locations in 19 states across the United States. Most of its loan products are secured, and each is structured on a fixed-rate, fixed-term basis with fully amortizing equal monthly installment payments, repayable at any time without penalty. Regional Management sources loans through its multiple channel platform, which includes branches, centrally managed direct mail campaigns, digital partners, and its consumer website. For more information, please visit www.RegionalManagement.com.

Forward-Looking Statements

This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent Regional Management Corp.’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlooks or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on forward-looking statements.

Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management’s growth strategy, and opening new branches as planned; Regional Management’s convenience check strategy; Regional Management’s policies and procedures for underwriting, processing, and servicing loans; Regional Management’s ability to collect on its loan portfolio; Regional Management’s insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management's custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management’s loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management’s operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management’s common stock, including volatility in the market price of shares of Regional Management’s common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management’s charter documents and applicable state law.

The foregoing factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. Regional Management will not update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Regional Management is not responsible for changes made to this document by wire services or Internet services.

Contact

Investor Relations

Garrett Edson, (203) 682-8331

investor.relations@regionalmanagement.com